UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2025

Nektar Therapeutics

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South San Francisco, California	94158
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 482-5300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKTR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On March 28, 2025, Nektar Therapeutics (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Piper Sandler & Co. (“Piper”) and BTIG, LLC (“BTIG”), pursuant to which the Company may offer and sell, from time to time in its sole discretion, shares of its common stock, par value $0.0001 per share (the “Common Stock”), having an aggregate offering price of up to $75,000,000 (the “Shares”), through Piper and BTIG as its sales agents. The Shares will be offered and sold pursuant to the Company’s Registration Statement on Form S-3 filed by the Company on March 28, 2025 (the “Registration Statement”) and the sales agreement prospectus supplement that forms a part of such Registration Statement, following such time, if ever, as the Registration Statement is declared effective by the Securities and Exchange Commission. The issuance and sale, if any, of the Shares may be by any method permitted by law deemed to be an “at-the-market offering” as defined in Rule 415 of the Securities Act of 1933, as amended, including, without limitation, sales made directly on the Nasdaq Capital Market, or on any other existing trading market for the Common Stock.

The Company is not obligated to make any sales of Common Stock, and Piper and BTIG are not required to sell any specific number or dollar amount of shares of the Common Stock, under the Agreement. The Company and each of Piper and BTIG may suspend or terminate the offering of Shares upon notice to Piper and BTIG or the Company, as applicable, and subject to other conditions.

Subject to the Company’s request to sell Shares, Piper and BTIG will act as the Company’s sales agents and use commercially reasonable efforts to sell on the Company’s behalf, from time to time consistent with its normal trading and sales practices, such Shares based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company will pay Piper and BTIG a commission fee of 3.0% of the gross sales price of any Shares sold through Piper or BTIG, as applicable, under the Agreement, and also has provided Piper and BTIG with customary indemnification and contribution rights.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith and incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Equity Distribution Agreement (incorporated by reference to Exhibit 1.2 to the Company's Registration Statement on Form S-3 filed on March 28, 2025).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEKTAR THERAPEUTICS

Date: March 28, 2025	By:	/s/ Mark A. Wilson
Mark A. Wilson Chief Legal Officer and Secretary

2